Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

MICROSOFT CORPORATION
(Name of Registrant as Specified in Its Charter)

MICROSOFT CORPORATION
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

☐	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: [1]

(4)	Proposed maximum aggregate value of transaction:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Filing Date:

1	Set forth the amount on which the filing fee is calculated and state how it was determined.

2001 Proxy Statement

Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Microsoft Corporation will be held at the Washington State Convention and Trade Center, 800 Convention Place, Seattle, Washington, on November 7, 2001, at 8:00 A.M.

Proxy Voting Options

Your Vote is Important! Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save the Company the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote your shares by mail. Sending in your proxy card will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help Microsoft reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed proxy card in the envelope provided. Please do not return the enclosed paper ballot if you are voting over the Internet or by telephone.

Vote by Internet

http://www.eproxy.com/msft

24 hours a day / 7 days a week

Instructions: Read the accompanying Proxy Statement. Have your 11-digit control number located on your proxy card available. Point your browser to http://www.eproxy.com/msft and follow the instructions to cast your vote. You can also register to receive all future shareholder communications electronically, instead of in print. This means that the annual report, proxy statement, and other correspondence will be delivered to you electronically via e-mail.

Vote by Telephone

(800) 840-1208 via touch tone phone toll-free 24 hours a day / 7 days a week

Instructions: Read the accompanying Proxy Statement. Call toll-free (800) 840-1208. You will be asked to enter your 12-digit control number located on your proxy card.

2001 Proxy Statement

Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Microsoft Corporation will be held at the Washington State Convention and Trade Center, 800 Convention Place, Seattle, Washington, on November 7, 2001, at 8:00 A.M.

Proxy Voting Options

Your Vote is Important! Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save the Company the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote your shares by mail. Sending in your proxy card will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help Microsoft reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed proxy card in the envelope provided. Please do not return the enclosed paper ballot if you are voting over the Internet or by telephone.

Vote by Internet

http://www.proxyvote.com/
24 hours a day / 7 days a week

Instructions: Read the accompanying Proxy Statement. Have your 12-digit control number located on your proxy card available. Point your browser to http://www.proxyvote.com/ and follow the instructions to cast your vote. You can also register to receive all future shareholder communications electronically, instead of in print. This means that the annual report, proxy statement, and other correspondence will be delivered to you electronically via e-mail.

Vote by Telephone

(800) 454-8683 via touch tone phone
toll-free 24 hours a day / 7 days a week

Instructions: Read the accompanying Proxy Statement. Call toll-free (800) 840-1208. You will be asked to enter your 12-digit control number located on your proxy card.

2001 Proxy Statement

Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Microsoft Corporation will be held at the Washington State Convention and Trade Center, 800 Convention Place, Seattle, Washington, on November 7, 2001, at 8:00 A.M.

Parking Facilities and Driving Directions

The Convention Center operates two public parking facilities.

The Center’s main parking garage is located within the facility. The main entrance to the garage is on 8th Avenue between Seneca and Pike Streets.

The Freeway Park garage is located next to the Convention Center. The main entrance to the garage is at 1300 Hubbell Place (between Seneca and Pike Streets). A convenient pedestrian walkway connects the garage directly to the Convention Center.

Directions From I-5 Southbound

          To Main Parking Garage

•	Stewart Street exit (exit #166)

•	Left on Boren Avenue

•	Right on Seneca Street

•	Right on 8th Avenue

•	Right into main parking garage

          To Freeway Park garage

•	Follow above directions

•	Right on Pike Street

•	Sharp right on Hubbell Place to Freeway Park garage

Directions From I-5 Northbound

          To Main Parking Garage

•	Madison Street/I-90 exit (exit 164A)

•	Follow signs to Madison Street/Convention Place

•	Right on Madison Street

•	Left on 8th Avenue

•	Right into main parking garage

          To Freeway Park garage

•	Follow above directions

•	Right on Pike Street

•	Sharp right on Hubbell Place to Freeway Park garage

September 27, 2001

Dear Shareholder:

        You are cordially invited to attend the annual meeting of shareholders of Microsoft Corporation which will be held at the Washington State Convention and Trade Center, 800 Convention Place, Seattle, Washington, on November 7, 2001, at 8:00 a.m. Parking validation coupons for the Convention Center and the Freeway Park garages will be available at the meeting. Driving directions to the Convention Center and parking garages can be found on the inside front cover of this document. Please note that parking is limited, so plan ahead if you are driving to the meeting.

          Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

          Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet or by signing, dating, and returning the enclosed proxy card in the enclosed postage-paid envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

          We will provide live coverage of the annual meeting from the Microsoft Investor Relations website at www.microsoft.com/msft. Additionally, the transcript along with video and audio of the entire annual meeting of shareholders will be available on the Investor Relations website after the meeting. We hope this will allow those of you who are unable to attend the meeting to hear Microsoft executives discuss the year’s results.

          On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. I look forward to greeting as many of our shareholders as possible.

Sincerely,

Rick Belluzzo
President and Chief Operating Officer

2001 Proxy Statement

Microsoft Corporation

Notice of Annual Meeting of Shareholders

November 7, 2001

To the Shareholders:

The annual meeting of the shareholders of Microsoft Corporation will be held at the Washington State Convention and Trade Center, 800 Convention Place, Seattle, Washington, on November 7, 2001, at 8:00 a.m. for the following purposes:

1. To elect directors.

2. To consider one shareholder proposal described in the accompanying Proxy Statement.

3. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on September 10, 2001, are entitled to notice of, and to vote at, this meeting.

By order of the Board of Directors

William H. Neukom
Secretary

Redmond, Washington
September 27, 2001

Important:

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by phone, via the Internet or by signing, dating, and returning the enclosed proxy card will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Sending in your proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

2001 Proxy Statement

Microsoft Corporation
One Microsoft Way
Redmond, Washington 98052

Proxy Statement for Annual Meeting of Shareholders

To be held November 7, 2001

This Proxy Statement, which was first mailed to shareholders on or about September 27, 2001, is furnished in connection with the solicitation of proxies by the Board of Directors of Microsoft Corporation (the “Company” or “Microsoft”), to be voted at the annual meeting of the shareholders of the Company, which will be held at 8:00 a.m. on November 7, 2001, at the Washington State Convention and Trade Center, 800 Convention Place, Seattle, Washington, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.
          Shareholders of record at the close of business on September 10, 2001 will be entitled to vote at the meeting on the basis of one vote for each share held. On September 10, 2001, there were 5,401,944,951 shares of common stock outstanding, held of record by 112,108 shareholders.

1.    Election of Directors and Management Information

Eight directors are to be elected at the annual meeting to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of the Company’s Directors requires a plurality of the votes cast in person or by proxy at the meeting. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors.

Nominees

William H. Gates, 45, was a founder of the Company and has served as Chairman of the Board since the Company’s incorporation in 1981. Mr. Gates served as the Company’s Chief Executive Officer from 1981 until January 2000 when he resigned as Chief Executive Officer and assumed the position of Chief Software Architect. Mr. Gates is also a director of ICOS Corporation.

Steven A. Ballmer, 45, has been a director of the Company since January 2000, at which time he was also named Chief Executive Officer of the Company. Mr. Ballmer had been President since July 1998, and prior to that, had served as Executive Vice President, Sales and Support since February 1992. He joined Microsoft in 1980.

James I. Cash, Ph.D., 53, has been a director of the Company since May 2001. Dr. Cash is The James E. Robison Professor of Business Administration at Harvard Business School where he also serves as Senior Associate Dean and Chairman of HBS Publishing. Professor Cash’s non-academic activities include serving as a trustee for the Massachusetts General Hospital and Partners Healthcare, and as an overseer for The Boston Museum of Science. Dr. Cash is a member of the boards of directors of The Chubb Corporation, General Electric Company, Knight-Ridder, Inc., Winstar Communications, Inc., and Scientific-Atlanta, Inc.

msft 1 2001 Proxy Statement

Raymond V. Gilmartin, 60, has been a director of the Company since April 2001. Mr. Gilmartin has been the Chairman of the Board, President and Chief Executive Officer of Merck & Company, Inc. since 1994. Prior to joining Merck, Mr. Gilmartin was Chairman, President and Chief Executive Officer of Becton Dickinson and Company. He joined that company in 1976 as Vice President, Corporate Planning, taking on positions of increasing responsibility over the next 18 years. Mr. Gilmartin also serves on the boards of directors of General Mills, Inc. and Public Service Enterprise Group, Inc. He also serves as Chairman of the Council on Competitiveness and Chairman of the board of associates of the Harvard Business School. He is a director of The College Fund/UNCF, and a member of the Business Roundtable and the Business Council. An active participant in health industry affairs, Mr. Gilmartin is Chairman of the Healthcare Institute of New Jersey and a past Chairman of the Pharmaceutical Research & Manufacturers of America, now serving on its executive committee. He is a trustee of the Healthcare Leadership Council, a group dedicated to excellence in America’s health care system, and he is a trustee of Valley Health System, Inc.

David F. Marquardt, 52, has served as a director of the Company since 1981. Mr. Marquardt is a founding general partner of August Capital, formed in 1995, and has been a general partner of various Technology Venture Investors entities, which are private venture capital limited partnerships, since August 1980. He is a director of Netopia, Inc., Tumbleweed Communications, Inc., and various privately held companies.

Ann McLaughlin Korologos, 59, has been a director of the Company since January 2000. Ms. Korologos is Chairman Emeritus of The Aspen Institute, an international non-profit educational institution. Before taking the position of Chairman Emeritus in August 2000, she had served as Chairman of the Aspen Institute since 1996. From 1993 to 1996, she served as Vice Chairman of The Aspen Institute. Ms. Korologos also serves as Senior Advisor with Benedetto Gartland & Company, Inc., a private investment banking company. Ms. Korologos served as President of the Federal City Council, a non-profit, non-partisan organization comprised of approximately 150 top business and civic leaders dedicated to improving the nation’s capital, from 1990 until 1995. Ms. Korologos served as the United States Secretary of Labor from 1987 to 1989. She currently serves as a member of the Board of Directors of AMR Corporation (and its subsidiary, American Airlines), Fannie Mae, Harman International Industries, Inc., Kellogg Company, Vulcan Materials Company, and Host Marriott Corporation.

Wm. G. Reed, Jr., 62, has been a director of the Company since 1987. Mr. Reed served as Chairman of Simpson Timber Company, a forest products company, from 1971 to 1986, and as Chairman of Simpson Investment Company, from 1986 to 1996. In addition to serving on the board of the privately-held Simpson Investment Company, he is a director of PACCAR, Inc., SAFECO Corporation, the Seattle Times Company, and Washington Mutual Savings Bank.

Jon A. Shirley, 63, served as President and Chief Operating Officer of Microsoft from 1983 to 1990. He has been a director of the Company since 1983.

Information Regarding the Board and its Committees

The Company’s Board of Directors has an Audit Committee, a Compensation Committee, and a Finance Committee. There is no nominating committee. Messrs. Cash, Reed, and Shirley serve on the Audit Committee, which meets with financial management, the internal auditors, and the independent auditors to review internal accounting controls and accounting, auditing, and financial reporting matters. Messrs. Gilmartin and Reed and Ms. Korologos serve on the Compensation Committee, which reviews the compensation of the Chief Executive Officer and other officers of the Company, reviews executive bonus plan allocations, and grants stock options to officers and employees of the Company under its stock option plan. Messrs. Marquardt and Shirley serve on the Finance Committee, which reviews and provides guidance to the Board of Directors and management with respect to major financial policies of the Company. The members of each of the committees of the Board of Directors are independent.

msft 2 2001 Proxy Statement

           The Compensation Committee and Finance Committee each met four times and the Audit Committee met five times during fiscal 2001. The entire Board of Directors met four times during the last fiscal year. All directors attended 75% or more of the aggregate number of Board meetings and meetings of the committees on which they served.
          Mr. Gates and Ballmer receive no cash compensation for serving as directors, except that they, like all directors, are eligible to receive reimbursement of any expenses incurred in attending Board and committee meetings. Effective January 1, 2001, each director, other than Messrs. Gates and Ballmer, is paid $35,000 annually as compensation for serving on the Board of Directors and the respective committees of the Board on which they serve. Prior to the beginning of calendar year 2001, directors were each paid $8,000 per year, plus $1,000 for each Board meeting and $500 for each committee meeting they attended.
          During fiscal 2001, Messrs. Cash, Gilmartin, Marquardt, Reed, and Shirley and Ms. Korologos each received an option to purchase 10,000 shares of the Company’s common stock. The exercise price of each option was the closing price of Microsoft common shares on the date of grant.

msft 3 2001 Proxy Statement

Information Regarding Beneficial Ownership of Principal Shareholders, Directors, and Management

The following table sets forth information regarding the beneficial ownership of the Company’s common shares by the nominees for directors, the Company’s Chief Executive Officer and the five other highest paid executive officers (the “Named Executive Officers”), and the directors and executive officers as a group.

Names	Amount and Nature of Beneficial Ownership of Common Shares as of 9/10/2001 (1)		Percent of Class

William H. Gates	661,749,300	(2)(3)	12.3%
Steven A. Ballmer	239,375,755		4.4%
Ann McLaughlin Korologos	6,000	(4)	*
David F. Marquardt	2,132,698	(5)	*
Raymond V. Gilmartin	0		*
Wm. G. Reed, Jr.	616,872	(6)	*
Jon A. Shirley	7,856,351	(7)	*
James I. Cash	7,300		*
Robert J. Herbold	1,060,912	(8)	*
Richard E. Belluzzo	821,555	(9)	*
James E. Allchin	930,903	(10)	*
Jeffrey S. Raikes	6,802,844	(11)	*
Executive Officers and Directors as a group (30 persons)	936,438,268	(12)	17.3%

*	Less than 1%.
(1)
Beneficial ownership represents sole voting and investment power. To the Company’s knowledge, the only shareholder who beneficially owned more than 5% of the outstanding common shares as of September 10, 2001, was Mr. Gates.

(2)	The business address for Mr. Gates is: Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052.
(3)	Includes 368 common shares held by an entity owned by Mr. Gates, and does not include 214,260 common shares owned by Mr. Gates’ wife, as to which he disclaims beneficial ownership.
(4)	Includes 5,000 shares that may be acquired within 60 days of September 10, 2001, pursuant to outstanding stock options (“Vested Options”).
(5)	Includes 884,360 Vested Options.
(6)	Includes 133,015 Vested Options.
(7)	Includes 1,323,670 shares held by the Shirley Family Limited Partnership, a limited partnership of which Mr. Shirley is the president of the sole general partner, and 575,000 Vested Options.
(8)	Includes 1,050,000 Vested Options.
(9)	Includes 821,430 Vested Options.
(10)	Includes 905,000 Vested Options.
(11)	Includes 385,000 Vested Options.
(12)	Includes 15,790,654 Vested Options.

msft 4 2001 Proxy Statement

Information Regarding Executive Officer Compensation

Cash Compensation

The following table discloses compensation received for the three fiscal years ended June 30, 2001, by the Named Executive Officers.

Summary Compensation Table

	Year	Annual Compensation		Long-Term Compensation Awards
Name and Principal Position		Salary	Bonus (1)	Securities Underlying Options (#)	All Other Compensation (2)

Steven A. Ballmer	2001	$494,076	$171,444	—	$ 5,100
Chief Executive Officer;	2000	428,414	200,000	—	5,100
Director	1999	388,392	272,181	—	4,800

William H. Gates	2001	494,992	171,762	—	—
Chairman of the Board;	2000	439,401	200,000	—	—
Chief Software Architect	1999	400,213	223,160	—	—

Robert J. Herbold (3)	2001	626,250	400,000	—	57,512
Executive Vice President	2000	585,802	425,000	2,900,000	57,512
	1999	562,465	363,693	—	50,997

Richard E. Belluzzo (4)	2001	468,758	350,000	1,500,000	1,651,700
President; Chief Operating Officer	2000	335,835	293,000	—	4,447,619
	1999	n/a	n/a	n/a	n/a

James E. Allchin	2001	419,576	275,000	1,000,000	3,200
Group Vice President,	2000	355,263	275,000	3,000,000	3,925
Platforms	1999	288,364	217,785	—	3,415

Jeffrey S. Raikes	2001	420,826	275,000	1,000,000	5,100
Group Vice President,	2000	370,991	258,500	3,000,000	5,250
Productivity and Business	1999	309,629	211,820	—	5,119
Services

(1)	The amounts disclosed in the Bonus column were all awarded under the Company’s Executive Bonus Plan.
(2)
The amounts disclosed in the All Other Compensation column include Company contributions under the Company’s 401(k) plan, signing bonuses, relocation and resettlement allowances, and life insurance and disability premiums.

(3)
The All Other Compensation amounts disclosed for Mr. Herbold include $46,197 each year for life insurance premiums, $6,215 in 2001 and 2000 for disability insurance premiums, and $5,100 in 2001 and 2000, and $4,800 in 1999 of Company contributions under the Company’s 401(k) plan. Mr. Herbold stepped down as the Company’s Chief Operating Officer in February 2001.

(4)
Mr. Belluzzo joined Microsoft in September 1999. The All Other Compensation amounts disclosed for Mr. Belluzzo in 2001 include $1,643,700 required to be accrued as compensation by generally accepted accounting principles in connection with certain stock options granted to Mr. Belluzzo and $8,000 of Company contributions under the Company’s 401(k) plan. The All Other Compensation amounts disclosed for Mr. Belluzzo in 2000 include a $4,200,000 signing bonus, $242,619 in relocation and resettlement allowances, and $5,000 of Company contributions under the Company’s 401(k) plan.

msft 5 2001 Proxy Statement

Compensation Pursuant to Stock Options

The following table sets forth information on option grants in fiscal 2001 to the Named Executive Officers.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Number of Securities Underlying Options Granted (#) (1)	Percent of Total Options Granted to Employees in Fiscal Year	($/Share)	Expiration Date
Name					0% ($)	5% ($)	10% ($)

Steven A. Ballmer	—	—	—	—	—	—	—
William H. Gates	—	—	—	—	—	—	—
Robert J. Herbold	—	—	—	—	—	—	—
Richard E. Belluzzo	1,500,000	0.67%	$55.88	Feb, 2011	—	136,521,731	217,388,040
James E. Allchin	1,000,000	0.45%	$55.88	Feb, 2011	—	91,014,487	144,925,360
Jeffrey S. Raikes	1,000,000	0.45%	$55.88	Feb, 2011	—	91,014,487	144,925,360

(1)
All options listed were granted pursuant to the 2001 Stock Plan. Option exercise prices were at the market price when granted. The options have a term of 10 years and vest over 5 years. The exercise price and federal tax withholding may be paid in cash or with shares of Microsoft stock already owned.

(2)
Potential realizable values are based on assumed annual rates of return specified by the Securities and Exchange Commission. Microsoft management has consistently cautioned shareholders and option holders that such increases in values are based on speculative assumptions and should not inflate expectations of the future value of their holdings.

msft 6 2001 Proxy Statement

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-end Option Values

The following table provides information on option exercises in fiscal 2001 by the Named Executive Officers and the value of such officers’ unexercised options at June 30, 2001.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Steven A. Ballmer	0	0	0	—	0	—
William H. Gates	0	0	0	—	0	—
Robert J. Herbold	1,150,000	$67,186,938	750,000	2,725,000	$14,587,500	$32,075,781
Richard E. Belluzzo	0	0	553,572	4,446,428	2,062,503	38,062,497
James E. Allchin	580,000	33,203,158	490,000	4,070,000	29,412,742	28,192,188
Jeffrey S. Raikes	1,100,000	57,265,836	10,000	5,080,000	682,031	86,388,170

Robert J. Herbold Employment Agreement

Mr. Herbold joined Microsoft in November 1994, and pursuant to his employment agreement, he receives enhanced health and disability benefits during and after his employment. Microsoft also maintains two life insurance policies of $650,000 and $1.35 million to replace policies he had from his previous employer.
          If Mr. Herbold’s employment is terminated for any reason other than “misconduct” or voluntary resignation, Microsoft and Mr. Herbold will negotiate in good faith a reasonable severance package with a minimum of 18 months’ base salary. For severance purposes, misconduct is limited to the commission of a felony or any other intentional misconduct that has a material adverse effect upon the business or reputation of Microsoft.

msft 7 2001 Proxy Statement

Report of The Microsoft Corporation Board of Directors Compensation Committee

Microsoft’s employee compensation policy is to offer a package including a competitive salary, an incentive bonus based upon individual performance goals, competitive benefits, and an efficient workplace environment. The Company also encourages broad-based employee ownership of Microsoft stock through a stock option program in which most employees are eligible to participate.
          The Company’s compensation policy for officers is similar to that for other employees, and is designed to promote excellent performance and attainment of corporate and personal goals.
          The Compensation Committee of the Board of Directors (comprised entirely of non-employee directors) reviews and approves individual officer salaries, bonuses, and stock option grants. The Committee also reviews stock option grant programs for non-officer and officer employees.
          Officers of the Company are paid salaries in line with their responsibilities. These salaries are structured so they are comparable with salaries paid by competitors in the computer and other relevant industries. Competitors selected for salary comparison purposes differ from the companies included in the Nasdaq Computer Index, which is used in the Performance Graph that follows this report. Officers also participate in an Executive Bonus Plan. Each officer is eligible to receive a discretionary bonus of up to 100% of base salary based upon individually established performance goals. Officers (and other employees) are also eligible to receive stock option grants, which are intended to promote success by aligning employee financial interests with long-term shareholder value. Stock option grants are based on various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and prior option grants.
          As noted above, the Company’s compensation policy is primarily based upon the practice of pay-for-performance. Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to Named Executive Officers. The Committee currently believes that the Company should be able to continue to manage its executive compensation program for Named Executive Officers so as to preserve the related federal income tax deductions, although individual exceptions may occur.
          The Compensation Committee annually reviews and approves the compensation of Steven A. Ballmer, Chief Executive Officer, and William H. Gates, the Chairman of the Board and Chief Software Architect. Messrs. Ballmer and Gates participate in an Executive Bonus Plan in which they are eligible to receive up to 100% of their base salary. Their bonuses are tied to corporate revenue and profit goals, which are reviewed by the Compensation Committee, to provide incentives for superior corporate performance. In addition, Messrs. Ballmer and Gates are significant shareholders in the Company; to the extent their performance translates into an increase in the value of the Company’s stock, all shareholders, including Messrs. Ballmer and Gates, share the benefit.

Compensation Committee

Raymond V. Gilmartin

Ann McLaughlin Korologos

Wm. G. Reed, Jr.

msft 8 2001 Proxy Statement

Performance Graph

Note: Microsoft management consistently cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.

Microsoft Corporation
Nasdaq Computer Index
S&P 500 Index
Dollars
700
600
500
400
300
200
100
0
1996
1997
1998
1999
2000
2001
210
361
601
533
486
138
197
321
544
251
132
169
205
217
183
Fiscal Year Ended June 30

Certain Relationships and Related Transactions

Mr. Gates is the sole shareholder of Corbis Corporation, a company that provides digitized images and production services. The Company paid Corbis Corporation approximately $400,371 in fiscal 2001 as licensing fees for digital images.

Section 16(a) Beneficial Ownership Reporting Compliance

Paul Flessner, Senior Vice President, .NET Enterprise Servers, and Brian MacDonald, Senior Vice President, Subscription Service Division, each were late in filing a Form 3 upon becoming executive officers of the Company as required by Rule 16a-3 of the Securities Exchange Act of 1934.

Report of The Microsoft Corporation Board of Directors Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, and is more fully described in its charter which the Committee has adopted and is included as Exhibit I to this proxy statement.
          Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
          The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2001 with the Company’s management and has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards msft 9 2001 Proxy Statement

Board Standard No. 61, as amended, “Communication with Audit Committees”. In addition, Deloitte & Touche LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and the Audit Committee has discussed with Deloitte & Touche LLP their independence.
          Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission.

Audit Committee

David F. Marquardt

Wm. G. Reed, Jr.

Jon Shirley

Fees Paid to Deloitte & Touche LLP

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Deloitte & Touche LLP for fiscal year 2001.

Audit Fees	$ 4,742,000
Financial Information System Design and Implementation	—
Other	14,722,000

Total	$19,464,000

The Audit Committee has considered whether the provision of the non-audit services listed as “Other” in the table above is compatible with maintaining the independence of Deloitte & Touche LLP.

2.    SHAREHOLDER PROPOSAL

John C. Harrington, P.O. Box 6108, Napa, California 94981, has notified the Company that he intends to submit the following proposal at this year’s annual meeting:
          WHEREAS: our company’s business practices in China respect human and labor rights of workers. The eleven principles below were designed to commit a company to a widely accepted and thorough set of human and labor rights standards for China. They were defined by the International Labor Organization and the United Nations Covenants on Economic, Social and Cultural Rights, and Civil, and Political Rights. They have been signed by the Chinese government and China’s national laws.
(1)
No goods or products produced within our company’s facilities or those of suppliers shall be manufactured by bonded labor, forced labor, within prison camps or as part of reform-through-labor or reeducation-through-labor programs.

(2)
Our facilities and suppliers shall adhere to wages that meet workers’ basic needs, fair and decent working hours, and at a minimum, to the wage and hour guidelines provided by China’s national labor laws.

(3)	Our facilities and suppliers shall prohibit the use of corporal punishment, any physical, sexual or verbal abuse or harassment of workers.
(4)	Our facilities and suppliers shall use production methods that do not negatively affect the worker’s occupational safety and health.
(5)	Our facilities and suppliers shall not call on police or military to enter their premises to prevent workers from exercising their rights.

msft 10 2001 Proxy Statement

(6)
We shall undertake to promote the following freedoms among our employees and the employees of our suppliers: freedom of association and assembly, including the rights to form unions and bargain collectively; freedom of expression, and freedom from arbitrary arrest or detention.

(7)	Company employees and those of our suppliers shall not face discrimination in hiring, remuneration or promotion based on age, gender, marital status, pregnancy, ethnicity or region of origin.
(8)
Company employees and those of our suppliers shall not face discrimination in hiring, remuneration or promotion based on labor, political or religious activity, or on involvement in demonstrations, past records of arrests or internal exile for peaceful protest, or membership in organizations committed to non-violent social or political change.

(9)	Our facilities and suppliers shall use environmentally responsible methods of production that have minimum adverse impact on land, air and water quality.
(10)	Our facilities and suppliers shall prohibit child labor, at a minimum comply with guidelines on minimum age for employment within China’s national labor laws.
(11)	We will issue annual statements to the Human Rights for Workers in China Working Group detailing our efforts to uphold these principles and to promote these basic freedoms.
          RESOLVED: Shareholders request the Board to make all possible lawful efforts to implement and/or increase activity on each of the principles named above in the People’s Republic of China.
          SUPPORTING STATEMENT: As U.S. companies import more goods, consumer and shareholder concern is growing about working conditions in China that fall below basic standards of fair and humane treatment. We hope that our company can prove to be a leader in its industry and embrace these principles.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of the proposal.

          The Board recommends a vote against this proposal.  The Company is committed to operating in full compliance with applicable laws in every country where it does business, including China. In 1991, the Company adopted the Microsoft Corporation Business Practice Standards and Compliance Policies to ensure compliance with the laws of the numerous countries in which the Company operates. These policies have proven effective and provide uniformity for the Company’s worldwide operations, including its China operations. In addition, Microsoft already maintains strong policies designed to promote a healthy environment, prohibit harassment, and prohibit discrimination on the basis of race, age, gender, or national origin. The Board therefore believes that adoption of the shareholder proposal is unnecessary.
          Furthermore, this proposal is virtually identical to a proposal submitted by Mr. Harrington for consideration at last year’s annual meeting, where it was rejected overwhelmingly by the Company’s shareholders, receiving less than 6% of the eligible votes.
          The Board continues to believe adoption of the proposal is not necessary or in the best interests of the Company and recommends a vote against the proposal.

Proposals of Shareholders for 2002 Annual Meeting

To be considered for inclusion in next year’s Proxy Statement, shareholder proposals must be received at Microsoft’s principal executive offices no later than the close of business on May 30, 2002.
          For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on msft 11 2001 Proxy Statement

August 13, 2002 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on August 13, 2002.
          Notices of intention to present proposals at the 2002 annual meeting should be addressed to Deputy General Counsel, Finance and Operations, Microsoft Corporation, One Microsoft Way Redmond, Washington 98052. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Solicitation of Proxies

The Proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Also, W.F. Doring & Co. may solicit proxies at an approximate cost of $15,000 plus reasonable expenses. Such solicitations may be made personally or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation of proxies will be paid by the Company.

Voting Procedures

Tabulation of Votes:    Votes cast by proxy or in person at the meeting will be tabulated by Mellon Investor Services, LLC.

Effect of an Abstention and Broker Non-Votes:    A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients’ proxies in their own discretion.

Auditors

Representatives of Deloitte & Touche LLP, independent public auditors for the Company for fiscal 2001 and the current fiscal year, will be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

Other Matters

The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. In addition to the scheduled items of business, the meeting may consider shareholder proposals (including proposals omitted from the Proxy Statement and form of Proxy pursuant to the Proxy Rules of the Securities and Exchange Commission) and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

DATED: Redmond, Washington, September 27, 2001.

msft 12 2001 Proxy Statement

Exhibit I

Microsoft Corporation
Audit Committee Charter

Role

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the company, and such other duties as directed by the Board. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements.

Membership

The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. The chairperson shall be appointed by the full Board.

Communications/Reporting

The Committee is expected to maintain free and open communication with the independent public accountants, the internal auditors, and the company’s management. This communication shall include private executive sessions, at least annually, with each of these parties. The Committee chairperson shall report on Audit Committee activities to the full Board.

Authority

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

Responsibilities

The Committee’s specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Checklist. The responsibilities checklist will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated responsibilities checklist will be considered to be an addendum to this charter.
          The Committee relies on the expertise and knowledge of management, the internal auditors, and the independent auditor in carrying out its oversight responsibilities. Management of the company is responsible for determining the company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the company’s internal policies, procedures, and controls.

msft 13 2001 Proxy Statement

Microsoft Corporation
Audit Committee Responsibilities Checklist

WHEN PERFORMED
Audit Committee Meetings

		Jan	Apr	Aug	Nov	A/N

1.	The Committee will perform such other functions as assigned by law, the Company’s charter or bylaws, or the Board of Directors.					X

2.	The Committee shall have the power to conduct or authorize
investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to
retain independent counsel, accountants, or others to assist
	it in the conduct of any investigation.					X

3.	The Committee may meet four times per year or more
frequently as circumstances require. The Committee may ask
members of management or others to attend the meeting and
	provide pertinent information as necessary.					X

4.	Provide an open avenue of communication between the
internal auditors, the independent public accountants, Finance management and the Board of Directors. Report Committee
actions to the Board of Directors with such recommendations
	as the Committee may deem appropriate.					X

5.	Review and update the Audit Committee Responsibilities Checklist annually.				X

6.	Include the Committee charter disclosure in the annual proxy statement.			X

7.	Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.					X

8.	Recommend to the Board of Directors the independent public accountants to be nominated, approve the compensation, and review and approve the discharge of the independent public accountants.	X

9.	Review and approve the appointment or change in the General Auditor.					X

10.	Confirm and assure the independence of the independent public accountants, including a review of consulting services and related fees.				X

11.	Verify the Committee consists of a minimum of three members who are financially literate, including at least one member who has financial sophistication.				X

12.	Review the independence of each Committee member based on NASD and other applicable rules.				X

msft 14 2001 Proxy Statement

Microsoft Corporation
Audit Committee Responsibilities Checklist

WHEN PERFORMED
Audit Committee Meetings

		Jan	Apr	Aug	Nov	A/N

13.	Inquire of Finance management, the General Auditor, and the
independent public accountants about significant risks or
exposures and assess the steps management has taken to
	minimize such risk to the Company.					X

14.	Review with the General Auditor, the independent public
accountants and Finance management the audit scope and
plan, and coordination of audit efforts to assure
completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent
	public accountants other than the appointed auditors of MS.	X

15.	Consider and review with the independent public accountants and the General Auditor:

	a. The adequacy of the Company’s internal controls including computerized information system controls and security.			X

	b. Any related significant findings and recommendations of the independent public accountants and internal audit together with management’s responses thereto.				X

16.	Review with Finance management any significant changes to GAAP and/or MAP policies or standards.			X

17.	Review with Finance management and the independent public accountants at the completion of the annual audit:			X		X

a. The Company’s annual financial statements and related footnotes.

b. The independent public accountants’ audit of the financial statements and its report thereon.

c. Any significant changes required in the independent public accountants’ audit plan.

d. Any serious difficulties or disputes with management encountered during the course of the audit.

e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

18.	Review policies and procedures with respect to transactions
between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal
	part of the Company’s business.				X

msft 15 2001 Proxy Statement

Microsoft Corporation
Audit Committee Responsibilities Checklist

WHEN PERFORMED
Audit Committee Meetings

		Jan	Apr	Aug	Nov	A/N

19.	Consider and review with Finance management and the General Auditor:					X

a. Significant findings during the year and management’s responses thereto.

b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

c. Any changes required in planned scope of their audit plan.

20.	Review filings (including interim reporting) with the SEC and other published documents containing the Company’s
financial statements and consider whether the information
contained in these documents is consistent with the
information contained in the financial statements before it is
	filed with the SEC or other regulators.					X

21.	Monitor the appropriate standards adopted as a code of
conduct for Microsoft Corporation’s Business Practice
Standards and Compliance. Review with Finance management
and Legal and Corporate Affairs the results of the review of the Company’s monitoring compliance with Microsoft
Corporation’s Business Practice Standards and Compliance
	Policy.				X

22.	Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.					X

23.	Meet with the General Auditor, the independent public
accountants, and Finance management in separate executive
sessions to discuss any matters that the Committee or these
groups believe should be discussed privately with the Audit
	Committee.					X

24.	Call the Chairman of the Audit Committee prior to earnings release.	X	X	X	X

25.	Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent public accountants.			X

msft 16 2001 Proxy Statement

MICROSOFT CORPORATION

P R O X Y

FOR ANNUAL MEETING OF THE SHAREHOLDERS OF MICROSOFT CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints WILLIAM H. GATES and RICHARD E. BELLUZZO, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at the Washington State Convention and Trade Center, 800 Convention Place, Seattle, Washington, on November 7, 2001 at 8:00 a.m. and at any adjournments thereof.

(Continued and to be signed on the reverse side)

FOLD AND DETACH HERE

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.
IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

Please mark your votes as indicated	☒

		FOR election of all nominees	WITHHOLD vote from all nominees			FOR	AGAINST	ABSTAIN
1.	Election of directors: 01 William H. Gates, 02 Steven A. Ballmer, 03 James I. Cash, 04 Raymond V. Gilmartin, 05 David F. Marquardt, 06 Ann McLaughlin Korologos, 07 Wm. G. Reed, Jr., and 08 Jon A. Shirley	☐	☐	2.	Shareholder Proposal No. 1 (The Board recommends a vote against this proposal)	☐	☐	☐

				3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

	Except for nominee(s) listed below from whom vote is withheld:				IMPORTANT—PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature ____________________________________ Signature if held jointly _____________________________________ Dated: _________________, 2001

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

Your vote is important! You can vote in one of three ways:

Vote by Internet

http://www.eproxy.com/msft
24 hours a day / 7 days a week

Instructions: Follow the instructions at our Internet address above.

If you wish to access future annual reports and proxy statements electronically via the Internet and no longer receive printed material, please provide your consent when you vote online.

Vote by Telephone

(800) 840-1208 via touch tone phone
Toll-free 24 hours a day / 7 days a week

Instructions: Have your proxy card in hand. Call toll-free (800) 840-1208 on a touch tone telephone. There is no charge to you for this call.

You will be asked to enter your 11-digit Control Number, which is located in the box in the lower right hand corner of this form. Follow the recorded instructions.

Vote by Proxy Card Enclosed With postage-free return envelope
Instructions: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you voted by internet or telephone,
there is no need to mail back your proxy card.

Thank you for voting!

MICROSOFT CORPORATION

P R O X Y

FOR ANNUAL MEETING OF THE SHAREHOLDERS OF MICROSOFT CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints WILLIAM H. GATES and RICHARD E. BELLUZZO, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at the Washington State Convention and Trade Center, 800 Convention Place, Seattle, Washington, on November 7, 2001 at 8:00 a.m. and at any adjournments thereof.

(Continued and to be signed on the reverse side)

FOLD AND DETACH HERE

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.
IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.	Please mark your votes as indicated	☒

		FOR election of all nominees	WITHHOLD vote from all nominees			FOR	AGAINST	ABSTAIN
1.	Election of directors: 01 William H. Gates, 02 Steven A. Ballmer, 03 James I. Cash, 04 Raymond V. Gilmartin, 05 David F. Marquardt, 06 Ann McLaughlin Korologos, 07 Wm. G. Reed, Jr., and 08 Jon A. Shirley	☐	☐	2.	Shareholder Proposal No. 1 (The Board recommends a vote against this proposal)	☐	☐	☐

				3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

	Except for nominee(s) listed below from whom vote is withheld:				IMPORTANT—PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature ____________________________________	Signature if held jointly _____________________________________	Dated: _________________, 2001

FOLD AND DETACH HERE